SHARE-BASED PAYMENTS - Value Inputs and Assumptions (Details) - Performance Share Units (PSUs)	12 Months Ended
	Dec. 31, 2025 $ / shares	Dec. 31, 2024 $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Expected weighted average volatility	0.4536	0.4612
Vesting period	3 years	3 years
Expected dividend yield	0.0749	0.0177
US Risk-free interest rate	0.0427	0.0475
Expected forfeiture rate	0.0923	0.0923
Grant date fair value (in USD per share)	$ 31.77	$ 24.90